                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                            Broadview Media, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                              BROADVIEW MEDIA, INC.

                                   ----------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  JULY 28, 2004

                                   ----------

TO THE SHAREHOLDERS OF BROADVIEW MEDIA, INC.:

         The 2004 Annual Meeting of Shareholders of Broadview Media, Inc. will be held at the offices of the Company, 4455 West 77th Street, Minneapolis, Minnesota, on Wednesday, July 28, 2004, at 1:00 P.M., Central Daylight Savings Time, for the following purposes:

         1. To set the number of members of the Board of Directors at five (5).

         2.       To elect directors of the Company for the ensuing year.

         3. To take action upon any other business that may properly come before the meeting or any adjournment thereof.

         Only shareholders of record shown on the books of the Company at the close of business on June 21, 2004 will be entitled to vote at the meeting or any adjournment thereof. Each shareholder is entitled to one vote per share on all matters to be voted on at the meeting.

         You are cordially invited to attend the meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the return envelope provided as soon as possible. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense to the Company.

         This Notice, the Proxy Statement and the enclosed Proxy are sent to you by order of the Board of Directors.


                                                  TERRY L. MYHRE
                                                  Chairman of the Board, Chief
                                                  Executive Officer


Dated: June 25, 2004
Minneapolis, Minnesota

                              BROADVIEW MEDIA, INC.

                                   ----------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 28, 2004

                                   ----------


                                  INTRODUCTION

         Your proxy is solicited by the Board of Directors of Broadview Media, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on July 28, 2004, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting.

         The cost of soliciting Proxies, including preparing assembling and mailing the Proxies and soliciting material, will be borne by the Company. Directors, officers, and regular employees of the Company may, without compensation other than their regular compensation, solicit Proxies personally, by telephone or electronic communication including facsimile and electronic mail.

         Any shareholder giving a Proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other officer of the Company or by filing a new written proxy with an officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a Proxy unless written notice of the revocation or a subsequent Proxy is delivered to an officer before the revoked or superseded Proxy is used at the Meeting.

         Proxies not revoked will be voted in accordance with the choice specified by means of the ballot provided on the proxy for that purpose. Proxies which are signed but which lack any such specification will, subject to the following, be voted in favor of the proposals set forth in the Notice of the Meeting and in favor of the number and slate of directors proposed by the Board of Directors and listed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal. If a broker returns a "non-vote" proxy, indicating a lack of voting instruction by the beneficial holder of the shares and lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote shall be deemed present at the Meeting for purposes of determining a quorum but shall not be deemed to be represented at the Meeting for purposes of calculating the vote required for approval of such matter.

         The mailing address of the Company's principal executive office is 4455 West 77th Street, Minneapolis, Minnesota 55435. The Company expects that this Proxy Statement and the related Proxy and Notice of the Annual Meeting will first be mailed to the shareholders on or about June 25, 2004.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors of the Company has fixed June 21, 2004 as the record date for determining shareholders entitled to vote at the Annual Meeting. Persons who were not shareholders on such date will not be allowed to vote at the Annual Meeting. At the close of business on June 21, 2004, 2,328,093 shares of the Company's Common Stock, par value $.01 per share, were issued and outstanding. Such Common Stock is the only outstanding class of stock of the Company. Each share of Common Stock is entitled to one vote. Holders of the Common Stock are not entitled to cumulative voting rights in the election of directors. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock constitutes a quorum for the transaction of business.

                             PRINCIPAL SHAREHOLDERS

         The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than five percent (5%) of the Company's outstanding Common Stock as of June 21, 2004.


         NAME AND ADDRESS                                         AMOUNT AND NATURE OF                        PERCENT OF
         OF BENEFICIAL OWNER                                  SHARES BENEFICIALLY OWNED (1)                    CLASS(2)
         -------------------                                  -----------------------------               -----------------
         Terry Myhre                                          1,050,000(3)                                      39.2%
         9691 101st St N.
         Stillwater, MN 55082

         John C. Lorentzen and Penney L. Fillmer               235,916(4)                                       10.1%
         30019 Smith Road
         Deer Grove, IL 61243

(1) Unless otherwise indicated, the person listed above as the beneficial owner of the shares has sole voting and sole investment power over the shares. The share amounts are based upon information set forth in the shareholder's latest filing with the Company or the Securities and Exchange Commission, as updated by any subsequent information voluntarily provided to the company by the shareholder.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of June 21, 2004, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3) Includes 350,000 shares which may be purchased upon exercise of a currently exercisable warrant.

(4) Includes 197,800 shares held jointly by Mr. Lorentzen and his wife, Penney L. Fillmer. Mr. Lorentzen individually owns 38,116 shares.

                            MANAGEMENT SHAREHOLDINGS

         The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of June 21, 2004 by each executive officer of the Company named in the Summary Compensation Table, by each of the Company's current directors and by all of such directors and executive officers (including the named individuals) as a group.

NAME OF DIRECTOR OR                                   NUMBER OF SHARES
OFFICER OR IDENTITY OF GROUP                        BENEFICIALLY OWNED (1)      PERCENT OF  CLASS (2)
---------------------------------------------       ----------------------      --------------------
Terry Myhre                                              1,050,000(3)                 39.2%
John Lorentzen                                             235,916(4)                 10.1%
Dean Bachelor                                              113,554(5)                  4.9%
Mark "Red" White                                            10,000(6)                    *
Richard Letsche                                              3,000                       *
Tom Tucker                                                     500                       *
Nels Johnson                                                     0                       *
Robert Kramarczuk                                                0                       *
H. Michael Blair                                                 0                       *
Current Directors and Executive Officers
 as a Group (9 persons)                                  1,412,970(7)                 52.5%

----------
 * Less than 1 %

(1) Unless otherwise indicated, the person listed as the beneficial owner of the shares has sole voting and sole investment power over the shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right of the person to acquire them as of June 21, 2004, or within sixty days of such date, are treated as outstanding only when determining the percent owned by such person and when determining the percent owned by a group, of which such person is a member.

(3) Includes 350,000 shares that may be purchased upon exercise of a currently exercisable warrant.

(4)      Includes 197,800 shares held jointly by Mr. Lorentzen with his wife.

(5) Includes 107,554 shares held by Mr. Bachelor's spouse and 6,000 which may be purchased upon exercise of currently exercisable options.

(6) Includes 9,500 shares that may be purchased upon exercise of currently exercisable options.

(7) Includes 365,500 shares that may be purchased upon exercise of currently exercisable options and warrants.


                              CORPORATE GOVERNANCE

         Our business affairs are conducted under the direction of the Board of Directors in accordance with the Minnesota Business Corporation Act and our Articles of Incorporation and Bylaws. Members of the Board of Directors are informed of our business through discussions with management, by reviewing materials provided to them and by participating in meetings of the Board of Directors and its committees. Certain corporate governance practices that we follow are summarized below.

INDEPENDENCE

         The Board has determined that a majority of its members are "independent directors" as defined by the rules of the National Association of Securities Dealers, Inc. (the "NASD"). Our independent directors are Richard Letsche, Robert Kramarczuk, Nels Johnson, and John Lorentzen.

CODE OF ETHICS

         Broadview Media has adopted a Code of Ethics, which applies to the business conduct of directors, officers, and employees. Our Code has been filed as an exhibit to our annual report on Form 10-KSB for fiscal year ended March 31, 2004. If we make any substantive amendments to our Code or grant any waiver, including any implicit waiver from a provision of the Code for our directors or executive officers, we will disclose the nature of such amendment or waiver in a report on Form 8-K.

BOARD AND COMMITTEE MEETINGS. During fiscal 2004, the Board held five (5) meetings. Each director attended at least 75% of the meetings of the Board and the committees on which such director served.

DIRECTOR ATTENDANCE POLICY

         Directors' attendance at our annual meetings of shareholders can provide our shareholders with an opportunity to communicate with directors about issues affecting Broadview Media. Accordingly, all directors are expected and encouraged to attend annual meetings of shareholders. All of the Company's directors attended the last annual meeting of shareholders, which was held in July 2003.


COMMITTEES OF THE BOARD

         Our Board of Directors has two standing committees, the Audit Committee and the Compensation Committee. The members of the Audit Committee are Richard Letsche, Chairman, Robert Kramarczuk and Nels Johnson. The members of the Compensation Committee are Terry Myhre and John Lorentzen.

AUDIT COMMITTEE INDEPENDENCE AND FINANCIAL EXPERT STATUS

         Members of the Audit Committee of Broadview Media are considered "independent directors" under the rules of the NASD. The Audit Committee reviews, in consultation with the independent accountants, our financial statements, accounting and other policies, accounting systems and the adequacy of internal controls for compliance with corporate policies and directives. The Audit Committee is responsible for the engagement of our independent accountants and reviews other matters relating to our relationship with our independent accountants. The Board has determined that Richard Letsche is the "audit committee financial expert" as defined by Item 401(e)(2) of Regulation S-B under the Securities Act of 1933. We acknowledge that the designation of Mr. Letsche as the audit committee financial expert does not impose on Mr. Letsche any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Letsche as a member of the Audit Committee and the Board of Directors in the absence of such designation or identification. The Audit Committee's Report is included on page 9. The Audit Committee met four (4) times during fiscal 2004. Attached as Appendix A is the revised Audit Committee Charter as approved by the Audit Committee on May 19, 2004.

COMPENSATION COMMITTEE.

         The Compensation Committee recommends to the Board of Directors from time to time the salaries to be paid to our executive officers and any plan for additional compensation it deems appropriate. In addition, this committee is vested with the same authority as the Board of Directors with respect to the granting of awards and the administration of our plans. The Compensation Committee met once during fiscal 2004.

NOMINATING PROCEDURES AND POLICY

         Broadview Media does not have a formal nominating committee. The Company's Board of Directors is relatively small in number and a majority of the directors are "independent directors" as defined under the rules of the NASD. Accordingly, the Board does not see the need for a formal separate nominating committee at this time and the entire Board of Directors participates in the consideration of director nominees. The Board does not have a nominating committee charter. The Board's nominating policy provides for the consideration of candidates recommended by shareholders, directors, third parties, search firms and others. In evaluating director nominees, the Board considers the following factors and qualifications:

     o the appropriate size and the diversity of the Company's Board of Directors;

     o the needs of the Board with respect to the particular talents and experience of its directors;

     o the knowledge, skills and experience of nominees, including experience in technology, business, finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

     o   familiarity with domestic business matters;

     o   age and legal and regulatory requirements;

     o   experience with accounting rules and practices;

     o the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members;

     o   experience in the Company's industry;

     o   experience as a board member of another publicly held company; and

     o   academic expertise in an area of the Company's operations.

         The Board will consider the attributes of candidates nominated and the needs of the Board, and will review all candidates in the same manner. Shareholders who wish to recommend one or more persons for election as a director must provide written recommendation to the Company's principal offices at 4455 West 77th Street, Minneapolis, MN 55435, directed to the attention of the Corporate Secretary. The Corporate Secretary will forward the recommendations to the full Board for consideration.

         Any recommendations so submitted by a shareholder must include the name and address of the shareholder and the class and number of shares such shareholder owns. With respect to the nominee recommended by the shareholder, the shareholder should include the nominee's name, age, business address, residence address, current principal occupation, five year employment history with employer names and a description of the employer's business, the number of shares beneficially owned by the nominee, whether such nominee can read and understand basic financial statements, and other board memberships, if any. The recommendation must be accompanied by a written consent of the nominee to stand for election if nominated by the Board of Directors and to serve if elected by the shareholders. The Company may require any nominee to furnish additional information that may be needed to determine the eligibility of the nominee and to consider such person for election.

         The Board of Directors believes that candidates for directors should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 25 years of age, having familiarity with the Company's business and industry, having high moral character and mature judgment, being able to work collegially with others, and not currently serving on more than three boards of other public companies. The Board of Directors may, however, modify these minimum qualifications from time to time.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS TO DIRECTORS

         Shareholders may communicate directly with Broadview Media's Board of Directors. All communications should be in writing and should be directed to the Corporate Secretary at the Company's principal offices: 4455 West 77th Street, Minneapolis, MN 55435. Each communication should prominently indicate on the outside of the envelope that it is intended for the Board of Directors or for one or more specific directors. If no individual director is specified, the communication will be forwarded to the entire Board.

         Shareholders who wish to present a proposal at an annual meeting of shareholders must provide a written notice to our CFO at the address below. For each proposal, the notice must include a brief description of the matter to be brought before the meeting, the reasons to bring the matter before the meeting and the shareholder's name, address, the number of shares such shareholder owns and any material interest the shareholder may have in the proposal. The CFO will forward the proposals and recommendations to the Board of Directors.

                              H. Michael Blair, CFO
                              Broadview Media Inc.
                              4455 West 77th Street
                                 Edina, MN 55435

DIRECTORS FEES

         Each director who is not an employee of the Company is entitled to receive $200 for each Board of Directors or Committee meeting attended, with an annual maximum of $2,000, and annual fees of $4,000 payable at a rate of $1,000 for each fiscal quarter during which he serves as a director. Considering the significant amount of time required of the Audit Committee Chair, the Board approved an additional compensation of $1,800 per quarter retroactive to the second quarter of fiscal year 2004 for Mr. Letsche, the Audit Committee Chair, to be paid in FY 2005. Total payments of $20,400 were made to directors during FY04.

                              ELECTION OF DIRECTORS

                              (PROPOSALS #1 AND #2)

GENERAL INFORMATION

         The Bylaws of the Company provide that the number of directors shall not be less than the minimum required by law and that, in accordance with such requirement, the number of directors to be elected for the ensuing year shall be determined by the shareholders at each Annual Meeting. Two of the current directors, Messrs. Bachelor and Lorentzen, have chosen not to stand for election at the Annual Meeting. Accordingly, the Board of Directors recommends that the number of directors be set at five (5). Under applicable Minnesota law, approval of the proposal to set the number of directors at five, as well as the election of each nominee, requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matters, but not less than the affirmative vote of 582,024 shares.

         In the election of directors, each Proxy will be voted for each of the nominees listed below unless the Proxy withholds a vote for one or more of the nominees. Each person elected as a director shall serve for a term of one year and until his successor is duly elected and qualified. All of the nominees are members of the present Board of Directors. If any of the nominees should be unable to serve as a director by reason of death, incapacity or other unexpected occurrence, the Proxies solicited by the Board of Directors shall be voted by the proxy representatives for such substitute nominee as is selected by the Board, or, in the absence of such selection, for such fewer number of directors as results from such death, incapacity or other unexpected occurrence.

         The following table provides certain information with respect to the nominees for director, executive officers and other directors not standing for election.

                                      CURRENT
                                    POSITION(s)                                                            DIRECTOR
          NAME             AGE      WITH COMPANY     PRINCIPAL OCCUPATION(s) DURING PAST FIVE YEARS         SINCE
-----------------------    ---      ------------     ----------------------------------------------        -------
Terry L. Myhre             59      Chairman, CEO,    Chairman of the Board and CEO of the Company since     2003
                                    director and     January 2004; President and owner of Minnesota
                                      nominee        School of Business since
                                                     1988; President and
                                                     co-owner of Globe Business
                                                     College since 1972; and
                                                     President, CEO and co-owner
                                                     of Utah Career College
                                                     since 1998.

Nels  Johnson              51       Director and     President of Download Recordings, Inc., a contract     2002
                                      nominee        software developer and consultant specializing in
                                                     digital video and web site design and operation
                                                     since 1996.

Richard W. Letsche         61       Director and     Part-time business consultant since 1998.  Partner     2003
                                      nominee        of McGladrey & Pullen, LLP, CPAs and Consultants,
                                                     1972-1998.

Thomas  C. Tucker          54       Director and     Vice President, director & co-owner of Institute       2003
                                      nominee        of Production and Recording (IPR), an audio
                                                     production and audio engineering school, since
                                                     2002. President and co-owner of Master Mix
                                                     Studios and Tucker Productions, a professional
                                                     recording studio, from 1996 to 2002.

Robert A. Kramarczuk       64       Director and     Director MBA program of Augsburg College since         2004
                                      nominee        2004; Associate Dean of College of Management,
                                                     Metropolitan State
                                                     University from 1997 to
                                                     2001; Chairman and CEO of
                                                     Classic Holdings, Inc., a
                                                     hospitality, real estate,
                                                     investment and construction
                                                     company, 1995 to present.

Dean A. Bachelor           55         Director       Former Chair and CEO of the Company from January       2000
                                                     2001 to January 2004.  Founder and managing
                                                     partner of Platinum Group, a Twin Cities based
                                                     management and merchant banking firm, from 1981 to
                                                     present.  Mr. Bachelor has also served as board
                                                     member and CEO of numerous firms.

John C. Lorentzen          49         Director       Partner with Winston & Strawn, a Chicago based law     2001
                                                     firm, since 1993.

Mark "Red" White           50     Chief Operating    Chief Operating Officer of the Company since July
                                      Officer        17, 2003; Director of Operations of the Company
                                                     since April 1999.  Mr. White has 30 years of
                                                     experience in the entertainment (film, video and
                                                     music) industry.

H. Michael Blair           59     Chief Financial    CFO of the Company since October 1, 2001.
                                      Officer        Independent CPA and business consultant since May,
                                                     2000. CFO, United Market Services, Inc., a
                                                     livestock marketing firm, 1989-2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company had a management services agreement with Platinum Group ("Platinum"), under which Dean Bachelor and Kenneth C. Ritterspach (both partners in Platinum) had assumed the roles of Chairman/CEO and President/COO, respectively. In addition, other members of Platinum performed project work as needed. The intent of the engagement was to provide the Company with day-to-day senior leadership. The aggregate payment was $135,000 and $240,000 during 2004 and 2003, respectively (including a retainer of $10,000 biweekly and out of town travel expenses). The agreement terminated on October 15, 2003, after a 120-day termination notice was exercised.

         In July 2003, the Board of Directors established a $300,000 unsecured line of credit with Mr. Terry L. Myhre, the Company's current Chairman and CEO, at an annual interest rate of 5.5% and expiring April 30, 2006. As of March 31, 2004, there were no borrowings on this line of credit, and the interest expense was $4,905 for FY 2004. On May 27, 2004, the line was increased to $800,000 and extended to October 31, 2006.

         In September 2003, the Company borrowed $100,000 from H. Michael Blair, the Company's CFO, which was repaid in December 2003. Interest expense on the loan was $1,346 and was paid in 2004.

         On November 17, 2003, the Company signed a non-binding letter of intent to acquire Utah Career College, a privately-owned, post-secondary institution that offers career vocational training programs. Terry Myhre, the Company's CEO, is also the majority owner of Utah Career College. Utah Career College provides Title IV accreditation, a key factor in obtaining student loans for the post-secondary market. The planned acquisition of this post-secondary career college is intended to allow the Company to expand its presence in the post-secondary education market and allow it to pursue a strategic direction and transition to become a direct participant in the post-secondary education market. As noted below, the Company is also establishing a relationship with another post-secondary school to provide real-time apprenticeship programs for such school.

         Although the proposed acquisition of Utah Career College will not require a vote of the Company's shareholders, the proposed acquisition is subject to a number of conditions, including completion of due diligence review with acceptable results by each party, negotiation of the acquisition price which is expected to be stock from the Company, receipt of any governmental or third-party consents or clearances that might be required, negotiation of a definitive acquisition agreement, receipt by the Company of a fairness opinion from its investment banker, and approval of the acquisition by a special committee and the audit committee of the Company's board of directors and by the board and shareholders of Utah Career College. The negotiation and due diligence process was on going as of the date of this proxy statement. In light of additional time that may be needed to address certain regulatory and due diligence matters, it is not expected that the acquisition, if it occurs, will be consummated until the fall of 2004.

         In May 2004, the Company entered into a strategic relationship with Minnesota School of Business (a company owned by the Company's CEO) to offer digital video courses at one of the Company's Minneapolis facilities. Through this relationship, the Company intends to provide a way for students to receive instruction in an apprenticeship environment within a for-profit business. This new relationship is intended to be part of the Company's plan to build a post-secondary career curriculum, and also a part of its broader strategic plan to transition the Company into the post-secondary education market.

                             AUDIT COMMITTEE REPORT

         The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the NASD that governs audit committee composition.

         In accordance with its written charter adopted by the Board of Directors (set forth in Appendix A to this proxy statement), the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

         (1) reviewed and discussed the audited financial statements with management;

         (2) discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61; and

         (3) reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board's Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.

         Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2004, as filed with the Securities and Exchange Commission.

         Richard Letsche, Chairman
         Robert Kramarczuk
         Nels Johnson


                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding compensation for the Company's last three fiscal years of persons serving as CEO in FY04 or who are executive officers whose total salary and bonus for the FY04 exceeded $100,000.

                                    ANNUAL COMPENSATION             LONG TERM COMPENSATION
                                ----------------------------------------------------------------
                                                                      AWARDS           PAYOUTS
                                                               ---------------------------------
                                                               RESTRICTED                LTIP       ALL OTHER
      NAME AND        FISCAL     SALARY     BONUS                STOCK      OPTIONS/    PAYOUTS   COMPENSATION
 PRINCIPAL POSITION    YEAR         $         $       OTHER      AWARDS      SARs #        $             $
-------------------   ------    --------  ---------   -----    ----------   --------    -------   -------------
Terry Myhre,          2004           - -     --         --         --         --         --           --
Chairman and CEO(1)

Dean Bachelor,        2004        --         --         --         --         --         --           --
Former CEO(2)         2003        --         --         --         --         --         --           --
                      2002        --         --         --         --         --         --           --

Kenneth C.            2004        --         --         --         --         --         --           --
Ritterspach, Former   2003        --         --         --         --         --         --           --
President(2)          2002        --         --         --         --         --         --           --

(1) Mr. Myhre became the CEO of the Company on January 29, 2004.

(2) Mr. Bachelor resigned as the Company CEO as of January 29, 2004. Mr. Ritterspach resigned as the Company President as of July 18, 2003. The management services of Mr. Bachelor and Mr. Ritterspach were provided through the Company's management agreement with Platinum Group (see "Certain Relations and Related Transactions"). These individuals did not receive direct compensation from the Company.

OPTION/STOCK APPRECIATION RIGHTS (SAR) GRANTS DURING THE 2004 FISCAL YEAR

         No options were granted in the 2004 fiscal year to the officers named in the Summary Compensation Table.

OPTION/STOCK APPRECIATION RIGHT (SAR) EXERCISES DURING THE 2004 FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table provides certain information regarding the exercise of stock options during the 2004 fiscal year by the officers named in the Summary Compensation Table and the fiscal year-end value of unexercised options held by such officers.

                         NUMBER OF                                                       VALUE OF UNEXERCISED
                          SHARES         VALUE          NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS AT FISCAL
                         ACQUIRED       REALIZED    OPTIONS/SARs AT FISCAL YEAR END            YEAR END ($)
        NAME            ON EXERCISE       ($)        (EXERCISABLE/UNEXERCISABLE)      EXERCISABLE/UNEXERCISABLE(1)
--------------          -----------    ---------     ------------------------------   ----------------------------
Terry Myhre                  0              0             0               0                0                0
Dean Bachelor                0              0             0               0                0                0

(1) Market value of underlying securities at March 31, 2004 ($6.50) minus the exercise price.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who own more than 10 percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors, and greater than 10% shareholders ("Insiders") are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based on a review of the copies of such reports furnished to the Company, during the fiscal year ended March 31, 2004, all Section 16(a) filing requirements applicable to insiders were complied with, except Richard Letsche and Mark "Red" White were each late filing a Form 3.


                              INDEPENDENT AUDITORS

         Lurie Besikof Lapidus & Company, LLP acted as the Company's independent auditors for the fiscal years ended March 31, 2004 and 2003. A representative of Lurie Besikof Lapidus & Company, LLP is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

         INDEPENDENT ACCOUNTANT'S FEES. The following table presents fees for professional services rendered by Lurie Besikof Lapidus & Company, LLP ("LBLCO") for the years ended March 31, 2004 and 2003. LBLCO was first engaged by the Company to perform the March 31, 2002 audit.

                                                            FY 2003             FY 2004
                                                           ---------            --------
                Audit Fees                                 $39,750              $ 40,850
                Audit-Related Fees                         $     0              $      0
                Tax Fees                                   $ 1,622              $  2,225
                All Other Fees                             $     0              $ 11,352

         The Company's Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining Lurie Besikof Lapidus & Company, LLP's independence and has determined that such services have not adversely affected LBLCO's independence.

         Audit fees are for professional services rendered and expenses incurred for the audit of the Company's annual financial statements and review of financial statements included in our Forms 10-KSB and 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

         Tax fees include fees for services provided and expenses incurred in connection with tax compliance and tax planning issues.

         All other fees include services related to Section 382 limitations, research regarding proposed acquisition, and other similarly related matters.

PRE-APPROVAL POLICIES AND PROCEDURES

         Pursuant to its written charter, the Audit Committee is required to pre-approve all audit and non-audit services performed by the Company's independent auditors in order to assure that the provision of such services does not impair the auditor's independence. A pre-approval policy was approved by the Audit Committee on May 17, 2004. Unless a particular service has received general pre-approval by the Audit Committee, each service provided must be specifically pre-approved. Any proposed services exceeding pre-approved costs levels will require specific pre-approval by the Audit Committee. The Audit Committee may delegate pre-approval authority to Richard Letsche, Chairman of the Audit Committee, who will then report any pre-approval decisions to the Audit Committee at its next scheduled meeting.


                                 OTHER BUSINESS

         The Board of Directors knows of no other matters to be presented at the 2004 Annual Meeting. If any other matter does properly come before the Meeting, the appointees named in the Proxies will vote the Proxies in accordance with their best judgment.


                              SHAREHOLDER PROPOSALS

         Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at next year's 2005 Annual Meeting must be received by the Company by February 25, 2005, to be includable in the Company's proxy statement and related proxy for the 2005 Annual Meeting.

         Also, if a shareholder proposal intended to be presented at the 2005 Annual Meeting but not included in the Company's proxy statement and proxy is received by the Company after May 11, 2005, then management named in the Company's proxy form for the 2005 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, if presented at the meeting, without including information about the proposal in the Company's proxy materials.

                                  ANNUAL REPORT

         A copy of the Company's Annual Report to Shareholders for the fiscal year ended March 31, 2004, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No part of such report is incorporated herein or is to be considered proxy-soliciting material.

         THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MARCH 31, 2004 TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO CORPORATE SECRETARY, BROADVIEW MEDIA, INC., 4455 WEST 77TH STREET, MINNEAPOLIS, MINNESOTA 55435.

Dated: June 25, 2004
Minneapolis, Minnesota

                                                                      APPENDIX A


                             AUDIT COMMITTEE CHARTER
                                       FOR
                              BROADVIEW MEDIA, INC.
                           (HEREINAFTER "THE COMPANY")

1.   PURPOSE

     a. The Audit Committee (Committee) shall assist the full Board of Directors (Board) to fulfill its fiduciary oversight responsibility relating to the Company's financial statements, accounting policies, adequacy of disclosures, compliance with legal and regulatory requirements, financial reporting process, systems of internal accounting and financial controls, independent auditor's qualifications and independence, and performance of the independent auditors.

     b. The Audit Committee is also responsible for oversight of the quarterly and annual reports required by the rules of the Securities and Exchange Commission (SEC), including the Committee's report to be included in the Company's annual proxy statement.

     c. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

2.   MEMBERSHIP

     a. The Committee is to include a minimum of 3 independent directors appointed by the full Board, with at least one member of the Committee designated as a financial expert.

     b.   The Audit Committee Chair is appointed by the full Board.

     c. Members of the Audit Committee, including the Chair, shall at a minimum meet the independence, experience and knowledge requirements as required by the SEC and NASDAQ.

3.   RESPONSIBILITIES, POWERS AND DUTIES

         The following shall be the common recurring activities of the Committee in carrying out its oversight function. These activities are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     3.1 FINANCIAL

          a. Subject to any action that may be taken by the full Board, the Committee has the ultimate authority and responsibility to select, oversee, evaluate and, where appropriate, replace the independent auditors. The independent auditors are ultimately accountable to the Committee and the full Board as representatives of the shareholders.

          b. Reviews the audit plan of the independent auditors and approves the scope, fees and results of the auditor's annual audit and pre approves the audit services and other permitted audit-related and non-audit services in accordance procedures and policies implemented by the Audit Committee.

          c. As represented to the Audit Committee by the independent auditors and the CFO, reviews:

          o the significant accounting and reporting principles and related policies and procedures,

          o       internal accounting controls, and

          o policies and procedures for handling related party transactions.

     d. Prior to their implementation, reviews, investigates as deemed necessary, and approves related party transactions.

     e. Reviews the policies and procedures with respect to senior management/officers' expense accounts and perquisites, including their use of Company assets.

     f. Reviews, at least annually, the Company's financial plan and budget with the CFO.

     g.   Reviews candidates for the position of CFO of the Company.

     h. Responsible for ensuring receipt from the independent auditors of a formal written statement delineating all relationships between the independent auditors and the Company, consistent with Independent Standards Board Standard No. 1. Also responsible for engaging in an active dialog with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors, and for taking any appropriate action to oversee the independence of the outside auditors.

     i. Prior to the Company releasing the year-end earnings, reviews and discusses the financial statements and the results of the annual audit with the independent auditors, senior management and the full Board. Discusses with the independent auditors the matters required to be communicated to audit committees in accordance with Statement of Auditing Standards No. 61 relating to the conduct of the audit.

     j. Recommends to the full Board that the audited financial statements be included in the annual report on Form 10-KSB to be filed with the SEC.

     k. Prepares or approves a report to shareholders as required by the SEC to be included in the Company's annual proxy statement.

     l. Communicates with the Company's senior management and the independent auditors each quarter to review the Company's quarterly financial statements, press releases and any significant issues relating thereto based upon the auditors' limited review procedures. Approves the quarterly Form 10-QSB's and the related press releases.

     3.2  CODE OF ETHICS OF THE COMPANY AND APPLICABLE LAWS

          a. Reviews the Company's Code of Ethics (the "Code"). Reviews management's processes for ensuring compliance with the Code and related policies as well as applicable laws. Reviews any significant issues related to compliance with the Code or applicable laws, including adherence to the Audit Committee's established procedures for the confidential (and anonymous, if desired by the committee) receipt, retention and treatment of complaints regarding suspected wrongdoing concerning the Company's accounting, internal controls, audit or Code matters submitted by any party internal or external to the Company.

          b. Aids in the investigation of fraud if it is suspected or does occur.

     3.3  LITIGATION, REGULATORY, LEGAL AFFAIRS

          a. Reviews any significant asserted or unasserted litigation, regulatory proceedings or other legal matters in which the Company is or may be involved, including related disclosure and reporting issues.

     3.4  RISK MANAGEMENT

          a. Unless otherwise assigned to a Board Finance Committee, reviews the Company's insurance coverage and information system back-up (disaster) plan.

          b. Inquires of management and the auditors about significant risks or exposures facing the Company, the steps management has taken or proposes to take to minimize such risks, and compliance with such steps.

     3.5  BANKING/LOANS

          a. Unless otherwise assigned to a Board Finance Committee, reviews the Company's financing facilities and debt authorization.

          b.   Reviews the authorized signature lists.

     3.6  REVIEW OF CHARTER

          a. Reviews and reassesses the adequacy of this Charter at least annually and submits any proposed changes to the Charter to the full Board for approval.

          b. Has the Charter published in the Company's annual proxy statement at least once every three years in accordance with SEC regulations.

     3.7  OTHER

          a. In discharging its oversight role, the Committee has the authority to conduct or authorize, at the Company's expense, inquiries into any matter within the Committee's charter and is authorized to have full access to all books, records, facilities and personnel of the Company, and has the authority to retain, at the Company's expense, independent counsel, accountants or others to assist.

          b. Maintains minutes or other records of meetings and other activities.

          c. Maintains open and straightforward communications with Company management, the independent auditors and the full Board.

          d. Reviews the Audit Committee's own performance and discusses with the full Board.

4.   RELATIONSHIP TO BOARD/CEO/CFO/MANAGEMENT

     a. Reports to the full Board on the results of Audit Committee meetings, including the annual independent audit and on other issues as appropriate.

     b.   Communicates with the CEO on evaluations of the CFO and his/her staff.

     c. Works closely with, but independently of, the independent auditors and the CFO on Audit Committee meeting agendas.

5.   MEETINGS

     a. Meets in person or by telephone at least four times per year (e.g. quarterly meetings). Meetings are to be attended by senior management, independent auditors and/or legal counsel, if appropriate.

     b. Meets separately with the independent auditors in connection with pre and post annual audit meetings, and otherwise as appropriate.

     c. If all members of the Audit Committee are unable to attend a meeting resulting in the lack of a quorum for the meeting (quorum defined as a majority of the Audit Committee members), then the agenda tasks should be carried out by the Chair of the Audit Committee and those other members who do attend.


Revised Audit Committee Charter: May 19, 2004

                        ANNUAL MEETING OF SHAREHOLDERS OF

                              BROADVIEW MEDIA, INC.

                                  JULY 28, 2004


                           Please date, sign and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.



   - Please detach along perforated line and mail in the envelope provided. -



--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

                                                                                                    FOR      AGAINST   ABSTAIN
1. Election of Directors:                           2. Set the number of directors at five (5)      [ ]        [ ]       [ ]

                             NOMINEES:
[ ] FOR ALL NOMINEES         O Nels Johnson         Other matters: in their discretion, the appointed proxies are authorized to vote
                             O Richard Letsche      upon such other business as may properly come before the meeting.
[ ] WITHHOLD AUTHORITY       O Robert Kramarczuk
    FOR ALL NOMINEES         O Terry Myhre
                             O Tom Tucker
[ ] FOR ALL EXCEPT
    (See instructions below)


INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [ ]


To change the address on your account, please check the
box at right and indicate your new address in the address        [ ]
space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.


Signature of Shareholder                     Date:            Signature of Shareholder                     Date:
                        --------------------      -----------                         --------------------      -----------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                              BROADVIEW MEDIA, INC.
                                      PROXY
      FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 28, 2004
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Terry Myhre and Mark "Red" White or either of them acting alone, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name of the undersigned, to represent the undersigned at the Annual Meeting of the Shareholders of Broadview Media, Inc, a Minnesota corporation (the "Company"), to be held on Wednesday, July 28th, 2004 at 1:00pm, and at any adjournment or postponement thereof, and to vote all shares of common stock of the Company standing in the name of the undersigned on June 21, 2004, with all of the powers the undersigned would possess if personally present at such meeting.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)




                                                                           14475